Rule 497(e)
File No. 811-09165

THE KELMOORE STRATEGY( COVERED OPTION FUND (the "Fund")

Supplement dated August 10, 1999 to Prospectus dated April 7, 1999

The following replaces information contained under the heading "How To Buy
Shares: Purchase Amounts" on page 10 of the Fund's prospectus:

	Minimum additional investments:			$50

The following replaces information contained under the heading "To Add to An
Account: By Mail" on page 11 of the Fund's prospectus:

	Please make sure your additional investment is for at least $50.

The following information replaces information contained under the heading "To Add to An Account: By Wire" on page 11 of the Fund's prospectus:

	Please make sure your wire is for at least $50.